UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2017

Park Sterling Corporation

(Exact name of registrant as specified in its charter)

North Carolina	001-35032	27-4107242
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1043 E. Morehead Street, Suite 201, Charlotte, NC	28204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 716-2134

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01     Other Events.

As previously disclosed, Park Sterling Corporation (“Park Sterling”) and South State Corporation (“South State”) entered into an Agreement and Plan of Merger, dated April 26, 2017, pursuant to which and subject to the terms and conditions set forth therein, Park Sterling will merge with and into South State, with South State as the surviving corporation in the merger. The proposed merger is described in the Joint Proxy Statement/Prospectus, dated September 12, 2017, filed with the Securities and Exchange Commission (the “SEC”) and mailed to all shareholders of record of each of Park Sterling and South State in connection with the merger (the “Joint Proxy Statement/Prospectus”).

As previously disclosed in the Joint Proxy Statement/Prospectus, on August 14, 2017, a putative class action complaint, captioned Roskopf v. Park Sterling Corp., C.A. No. 3:17-cv-00483 (the “Roskopf Action”), was filed in the U.S. District Court for the Western District of North Carolina in connection with the merger. On August 15, 2017, a similar class action lawsuit was filed in the same court, captioned Parshall v. Park Sterling Corp., C.A. No. 3:17-cv-00490 (the “Parshall Action” and together with the Roskopf Action, the “Actions”). Both Actions named as defendants Park Sterling and the Park Sterling board of directors, and the Parshall Action also named South State as a defendant.

The complaints in the Actions allege that Park Sterling, the Park Sterling board of directors and, in the Parshall Action, South State, omitted and/or provided misleading information in the registration statement on Form S-4 filed with the SEC in connection with the merger in violation of the Securities Exchange Act of 1934, as amended, and related SEC regulations.

Park Sterling believes that the claims asserted in the Actions are without merit and specifically denies that any further supplemental disclosure is required under applicable law; however, to avoid the burden and expense of further litigation and to avoid the risk that the Actions may delay or otherwise adversely affect the consummation of the merger, Park Sterling wishes to voluntarily make the supplemental disclosures related to the proposed merger set forth below.

Supplements to the Joint Proxy Statement/Prospectus

The following materials supplement the statements contained in the Joint Proxy Statement/Prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus and the documents incorporated therein in their entirety. To the extent the information set forth herein differs from or updates information contained in the Joint Proxy Statement/Prospectus, the information set forth herein shall supersede or supplement the information in the Joint Proxy Statement/Prospectus. Nothing in this Current Report shall be deemed an admission of the legal necessity or materiality of the disclosures set forth herein, either separately or taken together. All page references are to pages in the Joint Proxy Statement/Prospectus, and terms used below, unless otherwise defined, have the meanings set forth in the Joint Proxy Statement/Prospectus.

The section of the Joint Proxy Statement/Prospectus titled “The Merger–Background of the Merger” is hereby amended and supplemented by amending and restating the first paragraph on page 52 as follows:

In February 2016, Messrs. Robert R. Hill, Jr., South State’s Chief Executive Officer, and James C. Mabry IV, South State’s Executive Vice President, Investor Relations and Mergers & Acquisitions, reached out to Mr. James C. Cherry, Park Sterling’s Chief Executive Officer, regarding South State’s interest in exploring a combination of South State and Park Sterling. Thereafter, during the first half of 2016, the parties engaged in preliminary discussions regarding a potential strategic transaction with the authorization of their respective boards of directors. As part of these preliminary discussions, South State indicated that an important element in a transaction would be the continued role in the combined company of certain members of Park Sterling’s management team, including potentially Mr. Cherry, Donald K. Truslow, Park Sterling’s Chief Financial Officer, Bryan Kennedy, Park Sterling’s President, and Nancy Foster, Park Sterling’s Chief Risk Officer. In connection with these discussions, in early May 2016, Park Sterling formally engaged Stephens as its financial advisor. The parties ultimately did not reach agreement on transaction terms and determined to cease discussions in late May 2016, with the understanding that they would remain in touch in the future.

The section of the Joint Proxy Statement/Prospectus titled “The Merger–Background of the Merger” is hereby amended and supplemented by inserting the following at the end of the penultimate paragraph on page 52:

At this meeting, South State proposed that one Park Sterling director, Mr. Cherry, would be appointed to the South State board of directors and, in a follow-on meeting, Mr. Hill discussed with Mr. Cherry in general terms potential arrangements for Messrs. Cherry, Kennedy and Truslow and that Ms. Foster was not anticipated to have a management role in the combined company.

The section of the Joint Proxy Statement/Prospectus titled “The Merger–Background of the Merger” is hereby amended and supplemented by inserting the following at the end of the paragraph beginning on page 52 and ending on page 53:

After the meeting, Mr. Cherry called Mr. Hill to relay the Park Sterling board’s interest in holding further discussions, and communicated the Park Sterling board’s request that South State consider offering another seat on the South State board of directors to a current Park Sterling director to ensure the continued representation of former Park Sterling shareholders on the combined company’s board of directors.

The section of the Joint Proxy Statement/Prospectus titled “The Merger–Background of the Merger” is hereby amended and supplemented by inserting the following at the end of the fourth full paragraph on page 53:

Mr. Hill also communicated to Mr. Cherry that, if the transaction moved forward, South State would be willing to offer a second board seat to a Park Sterling director.

The section of the Joint Proxy Statement/Prospectus titled “The Merger–Background of the Merger” is hereby amended and supplemented by inserting the following at the end of the fourth full paragraph on page 54 as follows:

The draft merger agreement provided that Mr. Cherry and one other current member of the Park Sterling board of directors as designated by South State would be appointed to the South State board of directors.

The section of the Joint Proxy Statement/Prospectus titled “The Merger–Background of the Merger” is hereby amended and supplemented by amending and restating the sixth full paragraph on page 54 as follows:

On April 19, 2017, representatives of McGuireWoods provided Wachtell Lipton a revised draft of the merger agreement, which included a provision that Mr. Cherry and one other current member of the Park Sterling board of directors mutually agreed by the parties would be appointed to the South State board of directors. Over the course of the following week representatives of McGuireWoods and Wachtell Lipton exchanged several additional drafts of the merger agreement and related transaction documents, and discussed and negotiated the terms and conditions set forth in the merger agreement and related transaction documents.

The section of the Joint Proxy Statement/Prospectus titled “The Merger–Background of the Merger” is hereby amended and supplemented by inserting the following two paragraphs immediately following the sixth full paragraph on page 54:

On Friday, April 21, 2017, Mr. Hill sent to Mr. Cherry term sheets for a consulting agreement for Mr. Cherry and employment agreements for Messrs. Kennedy and Truslow and communicated that Ms. Foster would not be offered a contract.

On Monday, April 24, 2017, South State provided a draft consulting agreement to Mr. Cherry and draft employment contracts to each of Messrs. Kennedy and Truslow based on the term sheets that had been provided on April 21, 2017. Between April 24 and April 26, Messrs. Cherry, Kennedy and Truslow, on the one hand, and South State, on the other hand, worked to finalize those agreements, which were executed concurrently with the execution of the merger agreement.

The section of the Joint Proxy Statement/Prospectus titled “The Merger—Opinion of Park Sterling’s Financial Advisor—Selected Public Companies Analysis” is hereby amended and supplemented by inserting the following tabular disclosure on page 76 at the beginning of that page:

Stephens’s analysis showed the following concerning the financial performance, financial condition and market performance of Park Sterling and the selected companies:

					Tier 1	Total	MRQ	MRQ			Price /
		NPAs /	TCE /	Leverage	Capital	Capital	Core	Core	MRQ	MRQ	TBV(5)	Price /	Price /	Price /
		Assets	TA(1)	Ratio	Ratio	Ratio	ROAA(2)	ROAE(3)	NIM(4)	Efficiency	per share	LTM EPS	2017E EPS	2018E EPS
Company	Ticker	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(x)	(x)	(x)	(x)

Fidelity Southern Corporation	LION	1.45	7.98	8.48	9.51	12.20	0.95	11.62	3.17	72.5	1.75	13.3	14.9	13.3
FB Financial Corporation	FBK	0.63	9.34	10.46	12.42	13.28	1.30	12.39	4.28	73.4	3.28	19.2	20.8	16.2
First Bancorp	FBNC	1.64	8.17	10.17	12.49	13.36	0.97	9.35	3.96	66.4	2.49	23.2	18.0	14.7
State Bank Financial Corporation	STBZ	0.49	12.67	14.90	14.78	15.53	1.42	9.23	4.59	58.7	1.99	19.5	19.8	17.6
Xenith Bankshares, Inc.	XBKS	2.00	13.38	10.74	12.15	13.23	0.74	5.24	3.29	60.1	1.41	NM	24.2	18.0
HomeTrust Bancshares, Inc.	HTBI	1.77	12.66	12.17	14.87	15.83	0.49	3.72	3.33	76.5	1.36	29.2	27.5	24.3
Franklin Financial Network, Inc.	FSB	0.15	8.85	9.28	11.75	15.09	0.96	11.42	3.29	52.8	1.94	16.7	15.3	11.6
Atlantic Capital Bancshares, Inc.	ACBI	0.33	10.27	9.09	10.30	13.31	0.30	2.67	3.12	76.1	1.76	34.2	27.3	20.2
Access National Corporation	ANCX	0.57	8.65	8.90	10.25	11.51	1.08	12.09	3.46	65.8	2.55	17.9	19.3	15.4
Southern National Bancorp of Virginia, Inc.	SONA	0.96	10.16	10.56	12.69	13.63	0.94	8.53	3.87	50.1	2.02	22.3	NM	15.3
First Community Bancshares, Inc.	FCBC	1.42	10.34	11.07	14.74	15.79	0.93	6.63	4.01	61.6	1.88	17.3	17.0	13.5
Carolina Financial Corporation	CARO	0.71	10.58	10.49	14.09	14.97	1.28	10.74	3.93	63.8	2.18	18.2	17.4	14.7
Old Line Bancshares, Inc.	OLBK	0.59	8.10	8.60	9.51	12.27	1.08	11.66	3.67	56.8	2.13	22.3	17.3	13.5
WashingtonFirst Bankshares, Inc.	WFBI	0.37	9.01	9.86	11.53	13.90	0.87	8.72	3.48	64.0	1.98	19.9	18.5	16.6
75th Percentile		1.44	10.52	10.70	13.74	15.06	1.08	11.57	3.95	71.0	2.17	22.3	20.8	17.3
Average		0.93	10.01	10.34	12.22	13.85	0.95	8.86	3.67	64.2	2.05	21.0	19.8	16.1
Median		0.67	9.75	10.32	12.29	13.50	0.96	9.29	3.57	63.9	1.99	19.5	18.5	15.4
25th Percentile		0.51	8.70	9.14	10.61	13.24	0.88	7.11	3.30	59.0	1.79	17.9	17.3	13.8
Park Sterling Corporation	PSTB	0.46	8.89	9.99	12.01	12.48	0.93	8.41	3.68	63.6	2.27	22.8	20.8	17.8

(1) Tangible Common Equity / Tangible Assets.
(2) Return on Average Assets. Core income excludes extraordinary items, nonrecurring items and gains / (losses) on sale of securities.
(3) Return on Average Equity. Core income excludes extraordinary items, nonrecurring items and gains / (losses) on sale of securities.
(4) Net Interest Margin.
(5) Tangible Book Value.

The section of the Joint Proxy Statement/Prospectus titled “The Merger—Opinion of Park Sterling’s Financial Advisor—Selected Public Companies Analysis” is hereby amended and supplemented by replacing all of the tabular disclosure on page 78, in its entirety, with the following:

					Tier 1	Total	MRQ	MRQ			Price /
		NPAs /	TCE /	Leverage	Capital	Capital	Core	Core	MRQ	MRQ	TBV	Price /	Price /
		Assets	TA	Ratio	Ratio	Ratio	ROAA	ROAE	NIM	Efficiency	per share	2017E EPS	2018E EPS
Company	Ticker	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(x)	(x)	(x)

Trustmark Corporation	TRMK	0.84	8.80	9.90	12.79	13.61	0.91	7.83	3.44	68.7	1.95	18.5	16.8
Home BancShares, Inc.	HOMB	0.87	9.72	10.63	12.01	12.97	1.92	14.30	4.64	36.9	3.70	19.1	15.6
Simmons First National Corporation	SFNC	1.48	9.38	10.94	13.75	14.40	1.07	7.72	3.98	62.3	2.38	16.0	13.2
Community Bank System, Inc.	CBU	0.30	8.16	10.35	18.10	19.10	1.33	9.28	3.60	60.7	3.69	23.4	21.5
United Community Banks, Inc.	UCBI	0.91	8.71	8.54	11.23	12.04	1.09	10.55	3.36	55.6	2.15	17.3	15.4
Capital Bank Financial Corp.	CBF	0.80	10.62	11.63	13.43	13.96	0.97	7.41	3.68	58.6	2.14	22.3	19.2
Renasant Corporation	RNST	0.77	9.00	10.59	12.86	15.03	1.21	9.01	4.26	60.2	2.67	18.9	15.8
WesBanco, Inc.	WSBC	0.49	8.34	9.97	13.21	14.22	1.11	7.96	3.38	54.7	2.40	16.4	14.9
Northwest Bancshares, Inc.	NWBI	1.08	8.94	10.53	14.00	14.87	0.79	6.50	3.70	67.4	2.06	18.1	17.0
FCB Financial Holdings, Inc.	FCB	0.50	10.26	10.50	12.20	12.80	1.68	15.23	3.25	43.4	2.22	18.0	15.0
Provident Financial Services, Inc.	PFS	0.85	9.14	9.25	11.64	12.50	0.97	7.35	3.09	57.3	2.09	17.8	16.2
Customers Bancorp, Inc.	CUBI	0.34	6.63	9.07	11.41	13.05	1.19	13.35	2.85	42.2	1.48	12.3	10.5
NBT Bancorp Inc.	NBTB	0.65	7.46	9.08	11.43	12.40	0.94	9.09	3.41	61.4	2.68	20.7	18.5
Union Bankshares Corporation	UBSH	0.53	8.36	9.79	10.77	13.29	0.94	7.87	3.61	63.6	2.28	18.6	15.7
75th Percentile		0.87	9.32	10.58	13.38	14.36	1.21	10.23	3.69	62.1	2.60	19.0	16.9
Median		0.79	8.87	10.16	12.50	13.45	1.08	8.48	3.52	59.4	2.25	18.3	15.7
25th Percentile		0.50	8.34	9.39	11.48	12.84	0.95	7.75	3.37	54.9	2.10	17.5	15.1
South State Corporation	SSB	0.35	8.85	10.00	12.80	13.30	1.25	8.67	4.08	60.7	2.85	21.7	17.9

The section of the Joint Proxy Statement/Prospectus titled “The Merger—Opinion of Park Sterling’s Financial Advisor—Selected Transaction Analysis” is hereby amended and supplemented by adding the following tabular disclosure immediately following the existing tabular disclosure on page 79:

						Premium
			Price / TBV	Price /	Price /	to Core	Market
		Annc.	TBV	LTM EPS	NTM EPS	Deposits	Premium
Buyer	Target	Date	(x)	(x)	(x)	(%)	(%)

PacWest Bancorp	CU Bancorp	4/6/2017	2.80	24.5	22.6	17.6	(0.1)
Home BancShares Inc.	Stonegate Bank	3/27/2017	2.41	20.7	19.5	21.0	6.3
Simmons First National Corp.	First Texas BHC Inc.	1/23/2017	2.50	26.1	-	20.5	-
Columbia Banking System Inc.	Pacific Continental Corp.	1/9/2017	3.06	27.2	22.7	21.1	33.9
Simmons First National Corp.	Southwest Bancorp Inc.	12/14/2016	2.12	NM	26.8	18.5	27.7
Pacific Premier Bancorp	Heritage Oaks Bancorp	12/13/2016	2.14	25.3	21.6	15.0	7.6
Independent Bk Group Inc.	Carlile Bancshares Inc.	11/21/2016	2.45	22.0	-	14.2	-
First Interstate BancSystem	Cascade Bancorp	11/17/2016	2.15	23.4	20.4	12.1	9.5
Community Bank System Inc.	Merchants Bancshares Inc.	10/24/2016	1.96	19.2	18.3	11.4	34.0
United Bankshares Inc.	Cardinal Financial Corp.	8/18/2016	2.24	19.6	18.5	19.5	1.7
First Midwest Bancorp Inc.	Standard Bancshares Inc.	6/28/2016	1.45	18.4	-	6.0	-
People's United Financial Inc.	Suffolk Bancorp	6/27/2016	1.96	20.5	19.7	11.7	42.8
South State Corporation	Southeastern Bank Finl Corp.	6/17/2016	1.87	16.2	-	10.8	43.5
Bar Harbor Bankshares	Lake Sunapee Bank Grp	5/5/2016	1.63	14.0	-	-	20.7
WesBanco Inc.	Your Community Bankshares Inc.	5/3/2016	1.73	13.4	13.6	-	15.7
Mechanics Bank	California Repub Bancorp	4/28/2016	1.94	23.8	-	14.6	50.1
Old National Bancorp	Anchor BanCorp Wisconsin Inc.	1/12/2016	1.23	12.4	29.4	5.8	8.1
OceanFirst Financial Corp.	Cape Bancorp Inc.	1/5/2016	1.41	23.2	20.5	5.5	21.1
75th Percentile			2.36	23.8	22.6	18.8	33.9
Median			2.04	20.7	20.5	14.4	20.7
25th Percentile			1.76	18.4	19.2	11.3	7.8
South State Corp.(1)(2)	Park Sterling Corp.	4/27/2017	2.34	23.5	20.8	19.0	3.1
(1)	Transaction value based on SSB’s closing stock price of $90.55 as of April 25, 2017 and a fixed exchange ratio of 0.1400.
(2)

Transaction valuation based on PSTB TBV per share of $5.41 as of March 31, 2017, LTM EPS of $0.54, NTM EPS of $0.61 as of April 25, 2017, core deposits per share of $38.29 as of March 31, 2017 and closing stock price of $12.29 as of April 25, 2017.

*     *     *

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed transaction between South State and Park Sterling, South State has filed with the SEC a Registration Statement on Form S-4 that includes a definitive Joint Proxy Statement of South State and Park Sterling and a Prospectus of South State, dated September 12, 2017, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving South State and Park Sterling will be submitted to Park Sterling’s shareholders and South State’s shareholders for their consideration. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Shareholders of South State and shareholders of Park Sterling are urged to read the registration statement and the Joint Proxy Statement/Prospectus regarding the transaction and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they do and will contain important information.

Shareholders may obtain a free copy of the definitive Joint Proxy Statement/Prospectus, as well as other filings containing information about South State and Park Sterling, without charge, at the SEC’s website (http://www.sec.gov). Copies of the Joint Proxy Statement/Prospectus and the filings with the SEC that are incorporated by reference in the Joint Proxy Statement/Prospectus can also be obtained, without charge, by directing a request to South State Corporation, 520 Gervais Street, Columbia, South Carolina 29201, Attention: John C. Pollok, Senior Executive Vice President, CFO and COO, (800) 277-2175 or to Park Sterling Corporation, 1043 E. Morehead Street, Suite 201, Charlotte, North Carolina 28204, Attention: Donald K. Truslow, (704) 323-4292.

Participants in THE Solicitation

South State, Park Sterling and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding South State’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 6, 2017, and certain of its Current Reports on Form 8-K. Information regarding Park Sterling’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 13, 2017, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Joint Proxy Statement/Prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2017

PARK STERLING CORPORATION

By:	/s/ Donald K. Truslow
Donald K. Truslow
Chief Financial Officer